       ------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         James W. Grisham
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

       ------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
           ---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                         INTERNATIONAL MAGNUM PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the Adviser. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia.

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of 15.29% and 20.12%, respectively, for the Class A shares and 15.24% and 19.91%, respectively, for the Class B shares compared to 10.42% and 12.18%, respectively, for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). From inception on March 15, 1996 to

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI ) EAFE INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                                 -----------------------------------------
                                                ONE       AVERAGE ANNUAL
                                    YTD        YEAR       SINCE INCEPTION
                                 ---------  -----------  -----------------
PORTFOLIO--CLASS A.............      15.29%      20.12%          15.42%
PORTFOLIO--CLASS B.............      15.24       19.91           15.14
MSCI INDEX.....................      10.42       12.18           10.98

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

September 30, 1997, the average annual total return for Class A shares was 15.42% and for Class B shares was 15.14% compared to 10.98% for the Index. The Portfolio faced a challenging quarter, as the Class A and Class B shares had a total return of -0.65% for the three months ended September 30 versus a decline of 0.70% for the benchmark MSCI EAFE Index.

The international markets experienced a volatile third quarter, with weakness in the Pacific Rim offset by strength in Europe. The turmoil in the Pacific Rim markets was sparked by the Thai devaluation of the baht on July 2. The baht, which had been pegged to the U.S. dollar for years, had been under pressure for some time as economic fundamentals between the U.S. and Thailand diverged. As a result, in order to maintain the peg, Thai officials were forced to keep interest rates unnaturally high--a move which further debilitated the already troubled Thai economy.

The Thai troubles quickly spread throughout Southeast Asia to nations whose economic predicament and lack of prudent political leadership resembled that in Thailand. One by one, the governments of the Philippines, Indonesia and Malaysia gave up defending their currencies, permitting the market to set their currencies' foreign exchange rates. By the end of the quarter, the four nations' currencies and stock markets each had devalued by more than 20%, with the Malaysian, Philippine and Indonesian markets all down by more than 40% for the quarter. The troubles in Southeast Asia had ramifications in other nations; within Asia, even the healthiest, most liquid Asian markets of Hong Kong and Singapore fell 1.8% and 7.5%, respectively as investors withdrew money from the region overall.

The Southeast Asian crisis also could have a negative impact on Japan, particularly on banks and exporters. Japanese banks have exposure to Asia, although many of the loans are to Asian subsidiaries of Japanese corporations. In addition, approximately 35-40% of Japanese exports go to Asia, and with the Asian economies slowing down, the Japanese exports to the region should fall somewhat. However, as many of these exports are parts rather than finished goods, the overall impact on Japan's

GDP is expected to be relatively small. The Japanese market did register a nearly 13% decline in U.S. dollar terms during the quarter, but the fall was primarily due to domestic factors, including weaker-than-expected consumer spending resulting from April's increase in the consumption and other taxes. Investors are concerned that the Japanese economic recovery has not really taken hold, contributing to overall weak market sentiment. Export-oriented blue chip stocks continued to outperform domestic oriented companies, and were further helped by continued weakness in the yen.

Not all the news in the international markets was negative, however. Europe, in fact, had a very strong quarter rising 8.3% overall and emerging unscathed from the Asian turmoil. The European markets were led by the four Scandinavian nations (Denmark, Norway, Finland and Sweden), which each posted double digit gains for the quarter. The markets continue to be driven by continued improvement in Europe's economies, low interest rates and a stronger U.S. dollar. Corporate earnings continue to be healthy, helped by rising consumer spending, increasing corporate investments, productivity gains, mergers and acquisitions activity and corporate restructuring. The shareholder has become increasingly important to European managements, and stock prices are rewarding corporate directors for taking these positive moves. Despite this rosy outlook, the accelerating European economies raise the longer term possibility of inflation, and we expect the Bundesbank's recent interest rate hike may be the first in a series over the coming months as a precautionary move to stem inflation.

Against this backdrop, the Portfolio posted a small outperformance relative to the benchmark EAFE Index in a down market. With the Asian and Japanese markets both falling more than 12%, our exposure to these regions was a drag on performance. While we did not have exposure to the majority of Asian markets as they are considered "emerging markets" and therefore are outside our investment universe, we did own Malaysian stocks at the beginning of the quarter. During the quarter, we sold off almost all of our Malaysian holdings on the belief that it could be some time before that market rebounds, particularly given that nation's questionable leadership. Instead, we are now concentrating our smaller Asian exposure in Australia, Hong Kong and Singapore. Despite the market drop in Japan, our stock selection there continues to be very strong as we have held export stocks instead of domestic oriented names or banks. Finally, our European stocks performed relatively well in spite of weakness among smaller cap stocks and our underweight in the United Kingdom, which rose nearly 12% for the quarter. We have been reducing the magnitude of our U.K. underweight since the beginning of the year as it has been one of the few markets where we have been able to identify good, attractively priced companies.

Looking ahead to the last quarter of 1997, we believe that the worst of the Asian turmoil should soon be behind us and expect to see increasing stability in the currencies of the region, helped in part by the involvement of the International Monetary Fund (IMF). Although it may be several months before the Asian markets experience any type of meaningful recovery, we are keeping our eyes open for opportunities to buy companies with good franchises and strong managements at attractive prices. With respect to Japan, we feel that the government will be forced to take some type of action by year end (such as a tax cut) to help stimulate the domestic economy. We also believe that Prime Minister Hashimoto is pushing for the right things (i.e., economic deregulation and financial restructuring) which are critical to the long term health of the Japanese economy and markets. Short term, however, as the domestic economic picture remains weak, we will remain in export-oriented stocks which are leveraged to the expanding global economy. We are also trimming back our exposure to Japan. In Europe, we feel that the positive outlook has already been priced into much of the market. We continue to search for inexpensive stocks, although our task has become one of identifying relative value rather than absolute value, as the European markets have become expensive overall. Nonetheless, we still have been able to identify quality stocks, which has prevented us from losing confidence despite the threat of rising interest rates. Overall, we will continue to search for attractively priced, quality companies throughout Europe, Asia and Japan, taking advantage of market opportunities as we find them.

Francine J. Bovich
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
COMMON STOCKS (92.0%)
 AUSTRALIA (2.0%)
         83,200    Australia & New Zealand Banking
                    Group Ltd.                          $     681
         57,600    Commonwealth Bank Of Australia             712
         32,630    Lend Lease Corp., Ltd.                     776
         46,030    National Australia Bank Ltd.               709
        141,400    News Corp., Ltd.                           726
                                                        ---------
                                                            3,604
                                                        ---------
 AUSTRIA (0.6%)
         12,500    Boehler-Uddeholm AG                      1,051
                                                        ---------
 BELGIUM (0.6%)
         20,425    G.I.B. Holdings Ltd.                     1,053
                                                        ---------
 DENMARK (1.4%)
         22,000    BG Bank A/S                              1,259
         17,300    Unidanmark A/S, Class A
                    (Registered)                            1,119
                                                        ---------
                                                            2,378
                                                        ---------
 FINLAND (2.5%)
         26,900    Amer-Yhtymae Oy, Class A                   585
         16,800    Huhtamaki Oy, Series 1                     660
          3,850    Kone Oy, Class B                           498
        146,900    Merita Ltd., Class A                       697
        112,100    Rautaruukki Oy                           1,208
         49,800    Valmet Oj                                  814
                                                        ---------
                                                            4,462
                                                        ---------
 FRANCE (6.7%)
          4,100    Alcatel Alsthom                            545
          5,538    Banque Nationale de Paris                  279
          1,300    Bongrain                                   486
         10,021    Cie de Saint Gobain                      1,545
         12,400    Elf Aquitaine                            1,655
          2,640    Eridania Beghin-Say                        409
          6,930    Groupe Danone                            1,092
         17,600    Lafarge                                  1,290
         22,400    Legris Industries                          910
          8,200    SGS-Thompson Microelectronics N.V.         772
         14,700    Total, Class B                           1,682
         54,900    Usinor Sacilor                           1,109
                                                        ---------
                                                           11,774
                                                        ---------
 GERMANY (5.7%)
         29,000    BASF AG                                  1,049
         24,650    Bayer AG                                   980
          1,300    Buderus AG                                 662
         58,100    Gerresheimer Glas AG                       776
         56,300    Lufthansa AG                             1,107
         12,720    Metro AG                                   585
          2,200    Plettac AG                                 466
         18,500    VEBA AG                                  1,079
          2,900    Viag AG                                  1,298
          2,800    Volkswagen AG                            1,942
                                                        ---------
                                                            9,944
                                                        ---------

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
 HONG KONG (3.2%)
        110,000    Cheung Kong Holdings Ltd.            $   1,237
         58,000    China Everbright Ltd.                      106
         68,000    China Merchants Holdings
                    International Co., Ltd.                   157
        144,000    China Resources Enterprise Ltd.            603
         40,000    Cosco Pacific Ltd.                          71
         42,000    Dao Heng Bank Group Ltd.                   189
         75,000    Henderson Land Development Co.,
                    Ltd.                                      644
         16,900    HSBC Holdings plc                          566
         61,000    Hutchison Whampoa Ltd.                     601
         23,000    Ka Wah Bank                                 55
         81,000    New World Development Co., Ltd.            490
         77,000    Shanghai Industrial Holdings Ltd.          479
         33,000    Sun Hung Kai Properties Ltd.               388
                                                        ---------
                                                            5,586
                                                        ---------
 ITALY (3.3%)
        176,000    Editoriale L'Expresso S.p.A.               720
        174,000    Magneti Marelli S.p.A.                     331
         89,000    Marzotto (Gaetano) & Figli S.p.A.          941
        125,700    Mediaset S.p.A.                            648
        346,000    Sogefi S.p.A.                              904
        569,011    Telecom Italia S.p.A. Di Risp
                    (NCS)                                   2,214
                                                        ---------
                                                            5,758
                                                        ---------
 JAPAN (27.5%)
        103,000    Amada Co., Ltd.                            596
         78,000    Asahi Tec Corp.                            222
         55,000    Canon, Inc.                              1,608
         51,000    Dai Nippon Printing Co., Ltd.            1,090
        137,000    Daicel Chemical Industries Ltd.            351
         59,000    Daifuku Co., Ltd.                          416
         86,000    Daikin Industries Ltd.                     542
         10,020    FamilyMart                                 438
         40,000    Fuji Machine Manufacturing Co.           1,451
         35,000    Fuji Photo Film Ltd.                     1,443
         59,000    Fujitec Co., Ltd.                          616
        118,000    Fujitsu Ltd.                             1,476
        173,000    Furukawa Electric Co.                      867
         26,000    Hitachi Credit Corp.                       515
        154,000    Hitachi Ltd.                             1,339
         60,000    Inabata & Co.                              333
        170,000    Kaneka Corp.                             1,084
         41,000    Kurita Water Industries                    818
         17,300    Kyocera Ltd.                             1,130
         59,000    Kyudenko Co., Ltd.                         337
         30,000    Lintec                                     522
         82,000    Matsushita Electric Industries
                    Ltd.                                    1,480

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
JAPAN (CONTINUED)
        270,000    Mitsubishi Chemical Corp.            $     624
         65,000    Mitsubishi Estate Co., Ltd.                947
        184,000    Mitsubishi Heavy Industries Ltd.         1,007
         58,000    Mitsumi Electric Co., Ltd.               1,225
         24,000    Murata Manufacturing Co., Ltd.           1,037
        124,000    NEC Corp.                                1,510
         47,000    Nifco, Inc.                                330
         15,000    Nintendo Corp., Ltd.                     1,404
         29,000    Nippon Pillar Packing                      211
            161    Nippon Telegraph & Telephone Corp.       1,480
        126,000    Nissan Motor Co.                           751
         45,000    Nissha Printing                            391
        104,000    Obayashi Corp.                             628
        110,000    Ricoh Co., Ltd.                          1,649
         31,000    Rinnai Corp.                               519
         18,000    Sangetsu Co., Ltd.                         291
         46,000    Sankyo Co., Ltd.                         1,592
         82,000    Sanwa Shutter                              584
         79,000    Sekisui Chemical Co.                       595
         71,000    Sekisui House Ltd.                         676
         12,000    Shimamura Co., Ltd.                        348
         90,000    Shin-Etsu Polymer Co., Ltd.                364
         18,700    Sony Corp.                               1,765
         81,000    Sumitomo Marine & Fire Insurance
                    Co.                                       560
         67,000    Suzuki Motor Co., Ltd.                     644
        141,000    Taisei Corp., Ltd.                         527
         19,000    TDK Corp.                                1,699
         25,000    Tokyo Electron Ltd.                      1,526
        236,000    Toshiba Corp.                            1,196
         43,000    Toyota Motor Corp.                       1,318
        132,000    Tsubakimoto Chain                          538
         35,000    Yamaha Corp.                               545
         52,000    Yamanouchi Pharmaceutical Co.            1,283
                                                        ---------
                                                           48,438
                                                        ---------
 MALAYSIA (0.0%)
          6,000    Dialog Group Bhd                            33
                                                        ---------
 NETHERLANDS (5.7%)
         40,200    ABN Amro Holdings N.V.                     814
         10,200    Akzo Nobel N.V.                          1,742
         30,000    Hollandsche Beton Groep N.V.               618
         33,775    ING Groep N.V.                           1,551
         15,800    KLM Royal Dutch Airlines N.V.              552
         12,000    Koninklijke Bijenkorf Beheer N.V.          767
         52,000    Koninklijke KNP BT N.V.                  1,418
         16,300    Koninklijke Van Ommeren N.V.               686
         21,300    Philips Electronics N.V.                 1,802
                                                        ---------
                                                            9,950
                                                        ---------
 NEW ZEALAND (0.1%)
          7,280    Fletcher Challenge Forests                   9
         91,000    Fletcher Challenge Paper                   180
                                                        ---------
                                                              189
                                                        ---------
                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
 NORWAY (0.8%)
         80,700    Den Norske Bank ASA                  $     337
         59,100    Saga Petroleum ASA, Class B              1,135
                                                        ---------
                                                            1,472
                                                        ---------
 SINGAPORE (1.9%)
         37,000    Advanced Systems Automation, Ltd.          106
         69,000    Datacraft Asia Ltd.                        219
         34,000    Development Bank of Singapore Ltd.
                    (Foreign)                                 347
        243,000    Electronic Resources Ltd.                  442
         48,040    Oversea-Chinese Banking Corp.
                    (Foreign)                                 333
        146,000    Pacific Century Regional
                    Development                               163
         42,000    Parkway Holdings Ltd.                      170
         24,000    Singapore Press Holdings (Foreign)         353
         13,000    Singapore Technologies Automotive
                    Ltd.                                       43
         40,000    Singapore Technologies
                    Shipbuilding & Engineering Ltd.            73
        283,000    Summit Holdings Ltd.                       134
        121,000    Super Coffeemix Manufacturing Ltd.          53
         45,000    United Overseas Bank Ltd.
                    (Foreign)                                 332
         47,000    Venture Manufacturing Ltd.                 200
         49,400    Want Want Holdings                         125
         69,000    Wing Tai Holdings Ltd.                     143
                                                        ---------
                                                            3,236
                                                        ---------
 SPAIN (2.9%)
         37,800    Banco Bilbao Vizcaya (Registered)        1,163
         98,000    Iberdrola                                1,205
         46,600    Telefonica de Espana                     1,464
        108,200    Uralita                                  1,254
                                                        ---------
                                                            5,086
                                                        ---------
 SWEDEN (4.0%)
         29,400    Esselte AB, Class B                        864
         45,600    Nordbanken AB                            1,557
         19,800    Pharmacia & Upjohn, Inc.                   718
          8,800    Skandia Forsakrings AB                     393
         24,000    S.K.F. AB, Class B                         699
         32,400    Sparbanken Sverige AB, Class A             781
         37,700    Spectra-Physics AB, Class A              1,148
         23,800    Svenska Handelsbanken, Class A             825
                                                        ---------
                                                            6,985
                                                        ---------
 SWITZERLAND (7.6%)
            640    Ascom Holdings AG (Bearer)                 895
            820    Baloise Holding, Ltd. (Registered)       1,268
            660    Bobst AG (Bearer)                        1,044
          3,290    Forbo Holding AG (Registered)            1,278
          1,650    Holderbank Financiere Glarus AG,
                    Class B (Bearer)                        1,565
            380    Magazine Globus (Participating
                    Certificates)                             283
          1,530    Nestle (Registered)                      2,131
            258    Novartis AG (Registered)                   396

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
SWITZERLAND (CONTINUED)
            150    Schindler Holding AG
                    (Participating Certificates)        $     177
            665    Schindler Holding AG (Registered)          828
            670    Schweizerische
                    Industrie-Gesellschaft Holdings
                    (Registered)                              988
          1,350    Sulzer AG (Registered)                   1,027
          4,400    Valora Holding AG                          936
          1,300    Zuerich Versicherung (Registered)          566
                                                        ---------
                                                           13,382
                                                        ---------
 UNITED KINGDOM (15.5%)
        206,744    Aggreko plc                                560
        114,000    Associated British Foods plc               997
         75,789    Bank of Scotland                           627
         93,000    Bass plc                                 1,254
        114,655    BAT Industries plc                       1,005
        131,600    BG plc                                     571
        101,600    Booker plc                                 529
        200,900    British Telecommunications plc           1,326
          4,150    Bunzl plc                                   18
         87,600    Burmah Castrol plc                       1,563
         42,300    Charter plc                                565
        206,744    Christian Salvesen plc                     357
         33,625    Commercial Union plc                       437
         18,900    Courtaulds Textiles plc                    112
        185,700    Grand Metropolitan plc                   1,768
         98,700    Great Universal Stores plc               1,091
        232,400    Imperial Tobacco Group plc               1,391
        275,761    John Mowlem & Co. plc                      476
        199,800    Kwik Save Group plc                      1,112
        136,000    Medeva, plc                                461
         81,800    Peninsular & Oriental Steam
                    Navigation Co.                            874
         50,300    Premier Farnell plc                        431
        122,400    Racal Electronic plc                       500
        101,396    Reckitt & Colman plc                     1,559
        176,438    Royal & Sun Alliance Insurance
                    Group plc                               1,664
        116,400    Scapa Group plc                            442
        144,100    Scottish Hydro-Electric plc              1,093
         70,100    Southern Electric plc                      529
        138,900    Tate & Lyle plc                            987
         39,800    Unilever plc                             1,163
        113,100    Westminster Health Care Holdings
                    plc                                       547
        294,800    WPP Group plc                            1,326
                                                        ---------
                                                           27,335
                                                        ---------
TOTAL COMMON STOCKS (Cost $144,312)                       161,716
                                                        ---------
PREFERRED STOCKS (1.6%)
 GERMANY (1.6%)
          3,000    Dyckerhoff AG                            1,040
         12,700    Hornbach Holding AG                        900
          1,730    Suedzucker AG                              872
                                                        ---------
TOTAL PREFERRED STOCKS (Cost $2,493)                        2,812
                                                        ---------

                                                          VALUE
NO. OF WARRANTS                                           (000)
---------------                                         ---------
WARRANTS (0.0%)
 MALAYSIA (0.0%)
         17,000    Commerce Asset Holdings, Bhd,
                    expiring 3/16/02                    $       5
          9,000    Rashid Hussain Bhd, expiring
                    3/25/02                                     7
                                                        ---------
TOTAL WARRANTS (Cost $22)                                      12
                                                        ---------
TOTAL FOREIGN SECURITIES (93.6%) (Cost $146,827)          164,540
                                                        ---------
  FACE AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENTS (5.1%)
 REPURCHASE AGREEMENT (5.1%)
$         8,958    Chase Securities, Inc. 5.75%,
                    dated 09/30/97, due 10/01/97, to
                    be repurchased at $8,959,
                    collateralized by U.S. Treasury
                    Notes, 5.875%, due 01/31/99,
                    valued at $9,145 (Cost $8,958)          8,958
                                                        ---------

FOREIGN CURRENCY (1.4%)
      AUD 1,168    Australian Dollar                          847
     ATS      1    Austrian Schilling                          --
     BEF      6    Belgian Franc                               --
     GBP    240    British Pound                              387
      DKK    70    Danish Krone                                11
      DEM   272    German Mark                                154
     JPY    351    Japanese Yen                                 3
      NLG   399    Netherlands Guilder                        200
      SGD   100    Singapore Dollar                            65
     ESP    317    Spanish Peseta                               2
     SEK  1,497    Swedish Krona                              197
     CHF  1,053    Swiss Franc                                724
                                                        ---------
TOTAL FOREIGN CURRENCY (Cost $2,558)                        2,590
                                                        ---------
TOTAL INVESTMENTS (100.1%) (Cost $158,343)                176,088
                                                        ---------
                                                        ---------
OTHER ASSETS AND LIABILITIES (-0.1%)
  Other Assets                                             10,285
  Liabilities                                             (10,508)
                                                        ---------
                                                             (223)
                                                        ---------
NET ASSETS (100%)                                       $ 175,865
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                               $143,113
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 11,707,433 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)
                                                           $12.22
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                $32,752
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,689,470 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)
                                                           $12.18
                                                        ---------
                                                        ---------

----------------------------------
NCS -- Non Convertible Shares

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